UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 27, 2026

NEXTNAV INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40985	87-0854654
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11911 Freedom Drive, Ste. 200

Reston, Virginia 20190

(800) 775-0982

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	NN	Nasdaq Capital Market
Warrants, each to purchase one share of Common Stock	NNAVW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On May 27, 2026, NextNav Inc. (the “Company”) announced that it has elected to redeem all of its outstanding public warrants (the “Public Warrants”) to purchase shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), pursuant to the terms of the Amended and Restated Warrant Agreement, dated as of October 28, 2021 (the “Warrant Agreement”), by and among Spartacus Acquisition Corporation, the Company, and Continental Stock Transfer & Trust Company, as warrant agent.

The Company has fixed June 26, 2026 as the redemption date (the “Redemption Date”) and has provided notice of redemption to the holders of the Public Warrants in accordance with the terms of the Warrant Agreement. A copy of the notice of redemption is filed as Exhibit 99.1 to this Current Report on Form 8‑K.

The Public Warrants will be redeemed at a price of $0.01 per Public Warrant (the “Redemption Price”), payable in cash. Any Public Warrants that remain outstanding at 5:00 p.m. New York City time on the Redemption Date will be automatically redeemed for the Redemption Price and will thereafter cease to be outstanding.

Holders of Public Warrants may exercise their Public Warrants for cash at an exercise price of $11.50 per share of Common Stock at any time prior to 5:00 p.m. New York City time on the Redemption Date, in accordance with the terms of the Warrant Agreement.

Subject to Section 6.4 of the Warrant Agreement, Private Placement Warrants (as defined in the Warrant Agreement) are not subject to this redemption and will remain outstanding in accordance with their terms.

Item 7.01. Regulation FD Disclosure.

On May 27, 2026, the Company issued a press release announcing the redemption of the Public Warrants. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8‑K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
99.1	Notice of redemption, dated May 27, 2026
99.2	Press release, dated May 27, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 27, 2026

NEXTNAV INC.

By:	/s/ Timothy A. Gray
	Name:	Timothy A. Gray
	Title:	Chief Financial Officer